Exhibit 2.5

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of the 30th day of October, 2013, by and among the entities identified on the signature pages hereof as Buyer (individually and collectively, “Buyer”) and the entities identified on the signature pages hereof as Seller (individually and collectively, “Seller”).
RECITALS
Seller and Buyer entered into that certain Purchase and Sale Agreement dated July 24, 2013 (as amended pursuant to certain Seller Change Notices, the “Purchase Agreement”) with respect to the purchase and sale of the Properties more particularly described therein. The Purchase Agreement was further amended by (i) that certain First Amendment to Purchase and Sale Agreement dated September 30, 2013 by and among Buyer and Seller (the “First Amendment”) and (ii) that certain Second Amendment to Purchase and Sale Agreement dated October 1, 2013 by and among Buyer and Seller by and among Buyer and Seller (the “Second Amendment”; together with the Purchase Agreement and the First Amendment, the “Original Agreement”). Unless otherwise expressly provided herein, all defined terms used in this Amendment shall have the meanings set forth in the Original Agreement. Seller and Buyer desire to amend the Original Agreement on the terms and conditions set forth in this Amendment. The Original Agreement as amended by this Amendment is referred to herein as the “Agreement”.
Though Seller has satisfied the closing conditions with respect to the Properties identified on Schedule 1 (attached hereto and incorporated herein by reference) prior to the date hereof, the parties desire to amend the Original Agreement to extend the Outside Closing Date in accordance with the terms below.
AGREEMENT
In consideration of the mutual covenants and provisions of this Amendment and the Original Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:
1.Closing Excess Payment. Buyer and Seller agree that $5,000,000.00 of the Earnest Money shall be released (including without limitation all net earnings thereon), by the Title Company to Seller immediately following execution of this Amendment by Buyer and Seller and applied to the Purchase Price. Further, the Closing Excess Payment and the remaining Earnest Money (including the additional amount to be added to the Earnest Money on or before December 20, 2013) shall be (i) applied to the Purchase Price paid by Buyer to Seller for the Properties on the Closing Date or (ii) otherwise disbursed in accordance with the Purchase Agreement.
2.    Outside Closing Date. Clause (z) of Section 12(a) of the Original Agreement (as modified in the First Amendment) is hereby amended and restated in its entirety as follows:

(z) “Outside Closing Date” means December 20, 2013; provided, however, such date shall be extended to December 30, 2013 (or such earlier date as set by Buyer) so long as Buyer, on or before December 20, 2013, (I) delivers all of the items to be delivered by Buyer described in Subsections 12(d)(ii)-(xi) of the Purchase Agreement to Seller, Seller’s attorneys or the Title Company with no conditions to the release of such deliverables on December 30, 2013 (or such earlier date as set by Buyer) other than Seller’s performance of its obligations under the Purchase Agreement and (II) deposits by wire transfer with the Title Company an additional $5,000,000.00, such amount together with any interest earned thereon and net of investment costs shall added to the Earnest Money already on deposit with the Title Company and shall be nonrefundable except as provided in the Purchase Agreement (which date may be further extended upon the mutual agreement of the Parties). For the avoidance of doubt, in the event any condition precedent described in Section 12(a) of the Purchase Agreement is not satisfied on or before the Outside Closing Date with respect to any Third Party Condition Property, the Agreement shall terminate as to such Third Party Condition Property and the Purchase Price shall be reduced by the ACB for such Third Party Condition Property.
3.    No Other Changes. The Original Agreement remains in full force and effect (including, without limitation, Section 11 of the Purchase Agreement (but subject to Section 9(d) of the First Amendment)) and, except as expressly provided in this Amendment, the First Amendment, the Second Amendment and those certain Seller Change Notices delivered to Buyer prior to the date hereof, is unmodified. The Parties hereby ratify and re-affirm the Purchase Agreement, as amended by this Amendment, the First Amendment, the Second Amendment and those certain Seller Change Notices delivered to Buyer prior to the date hereof.
4.    Entire Agreement. This Amendment constitutes the entire agreement between the Parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Seller and Buyer with respect to the subject matter of this Amendment.
5.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one agreement. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other Party. Counterpart copies of this Amendment may be delivered by telefacsimile or electronic mail, which shall have the same legal effect as originals.
6.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and permitted assigns.
[signatures follow]

IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date first set forth above.
SELLER:
[see attached]

FATD-H LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGT Holdings LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGECO LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FSAAB LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CF Hopewell Core LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FWDC LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGECO LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-10 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-14 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias

Name: Constantine M. Dakolias
Title: President

FP2-12 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-13 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-14 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-10 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-13 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-12 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-16 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-15 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-5 LLC,
a Delaware limited liability company

By:    _____________________________
Name:
Title:

FP3-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

LDVF2 Tierra LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFKRY LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DBMFI LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FCHUX LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FFRP 1-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FFRP 1-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-H LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-F LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-22 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-23 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-24 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-25 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-26 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DBFRAD LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FWAG LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 34, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 5000B, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 4100B, L.P.,
a Delaware limited partnership

By: First States Investors 4100B GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors GS Pool A, L.P.,
a Delaware limited partnership

By:    First States Investors GS Pool A GP, LLC,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 4044, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 3076, LLC,
a Georgia limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 2107, L.P.,
a North Carolina limited partnership

By: First States Investors 2107 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2105, L.P.,
a North Carolina limited partnership

By: First States Investors 2105 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2106, L.P.,
a North Carolina limited partnership

By: First States Investors 2106 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2102, L.P.,
a North Carolina limited partnership

By: First States Investors 2102 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2103, L.P.,
a North Carolina limited partnership

By: First States Investors 2103 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2100, L.P.,
a North Carolina limited partnership

By: First States Investors 2100 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 3151, LLC,
a Florida limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 3632, LLC,
a Florida limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 2550A, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 157, LLC,
a New Jersey limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 37, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 73, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 19, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

BUYER:

ARC DB5PROP001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBPGDYR001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBPPROP001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DB5SAAB001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBGWSDG001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBGESRG001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

The undersigned hereby executes this Amendment to evidence (i) its agreement to hold the Hopewell Deposit in trust for the Parties hereto in accordance with the terms of the Agreement, and (ii) to evidence its agreement to comply with all other terms of the Agreement.
TITLE COMPANY:

STEWART TITLE GUARANTY COMPANY

By:    /s/ Regina Fiegel
Name: Regina Fiegel
Title: Senior Vice President
Date of Execution:    10/31/2013

Schedule 1
Properties For Which Seller Has Satisfied Closing Conditions

	Tenant (for reference purposes only)	Store # (for reference purposes only)	Address	City	State
1.	Bank of America		710 W. Main Street	Merced	CA
2.	Bank of America		162 College Street	Asheville	NC
3.	Bank of America		8008 Blair Road	Charlotte	NC
4.	Bank of America/ Mid Rogue IPA Holding Company		735 S.E. 6th St.	Grants Pass	OR
5.	General Electric		1800 Nelson	Longmont	CO
6.	PNC Bank		22 N. Broad St	Woodbury	NJ
7.	PNC Bank		5727 Madison Road	Cincinnati	OH
8.	Rite Aid Corporation	4617	101 Asbury	Talladega	AL
9.	Rite Aid Corporation	11175	1999 Pulaski Highway	Bear	DE
10.	Rite Aid Corporation	11726	4005 Lawrenceville Hgwy.	Tucker	GA
11.	Rite Aid Corporation	2080	37 E Main St.	Dover-foxcroft	ME
12.	Rite Aid Corporation	3894	355 Main St.	Fort Fairfield	ME
13.	Rite Aid Corporation	2800	84 E Main St	Fort Kent	ME
14.	Rite Aid Corporation	3900	21 Main St	Van Buren	ME
15.	Rite Aid Corporation	11328	2127 Chapel Hill Rd.	Burlington	NC
16.	Rite Aid Corporation	4166	360 Summer St.	Bristol	NH
17.	Rite Aid Corporation	4800	10 Main St.	Winchester	NH
18.	Rite Aid Corporation	2373	21991 State Rte 51 W.	Genoa	OH
19.	Rite Aid Corporation	2380	975 Market St.	Meadville	PA
20.	Sailormen	3	3285 NW 183rd Street	Miami	FL
21.	Sailormen	29	814 E. Cervantes Street	Pensacola	FL
22.	Sailormen	97	2337 Green Street	Tampa	FL
23.	Sailormen		747 Sunset Dr.	Grenada	MS
24.	Sovereign Bank		236 W. St. George Ave	Linden	NJ
25.	Sovereign Bank		313 Cypress Street	Kennett Square	PA
26.	State of Colorado		2121 Miller Dr.	Longmont	CO
27.	State of Colorado		2190 Miller Dr.	Longmont	CO
28.	US Bank		5007 Turney Road	Garfield Heights	OH
29.	Wells Fargo		244 Radcliffe St	Bristol	PA
30.	Wells Fargo		801 Cumberland St	Lebanon	PA